UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2021

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

1910 Opdyke Court, Auburn Hills, MI	48326
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

333 Westchester Avenue, South Building, Suite 204, White Plains, NY 10604

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

SPAR Group, Inc. ("SGRP", "SPAR Group", or the "Corporation" and together with its subsidiaries, the "Company") has listed its shares of Common Stock (the "SGRP Shares") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC").

This Current Report on Form 8-K (this "Report") is being filed by SGRP to report the outcome of the Special Meeting of SGRP's Stockholders held on January 19, 2021 (the "2021 Special Meeting"), pursuant to SGRP’s definitive Proxy Statement and the supplemental materials respecting the 2021Special Meeting (the "Special Meeting Proxy Statement"), which SGRP filed with the SEC on December 10, 2020, and mailed to all of SGRP's stockholders of record at the close of business on November 27, 2020 (the "Record Date").

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

James R. Brown Sr. was elected at the 2021 Special Meeting (see below) as a director of SGRP to fill one of the existing vacancies on SGRP's Board of Directors (the "Board"). He will receive the normal non-employee director's fees of $55,000 per annum, commencing January 19, 2021, and receive a potential option award under the new 2020 Plan (see below) for 50,000 SGRP shares.

As is the case with all SGRP directors, his term of office will end with the 2021 Annual Meeting of SGRP's stockholders, which is expected to occur in May 2021.

James R. Brown Sr. retired in 2015 from his position as Labor Counsel for the Public Massachusetts Community College System, a system comprised of fifteen individual colleges. Mr. Brown represented the community college system in labor and other areas of law, including serving as chief spokesperson and negotiator during collective bargaining contract negotiations, impact bargaining, grievance hearings, and arbitrations at the American Arbitration Association. He represented the community colleges before administrative agencies in both state and appellate courts and advised on labor and employee matters including discipline and appointments. Mr. Brown also advised the community colleges regarding business contracts, compliance with the commonwealth's ethics' and public records' laws, and campus safety. Mr. Brown served in his position as Labor Counsel since 1997. Prior to that, Mr. Brown was a part-time labor and employment consultant to individual public higher education community colleges as well as Boston State University. James R. Brown Sr. received a BS in Finance and an MBA from Boston University. Mr. Brown received a JD from New England Law-Boston.

James R. Brown Sr. is the brother of Robert G. Brown and father of Peter W. Brown, who are directors of SGRP. Please see Transactions with Related Persons, Promoters and Certain Control Persons in the Special Meeting Proxy Statement (which is all incorporated herein by reference).

Item 5.07     Submission of Matters to a Vote of Security Holders.

Stockholders holding 15,290,153 shares (approximately 72.4%) of SGRP Common Stock were present at the 2021 Special Meeting in person or by proxy. Each such stockholder was entitled to one vote for each share of SGRP Common Stock held by such stockholder on the Record Date, and the holders of SGRP Common Stock voted together, respecting the election of directors and the other proposals presented to them at the 2021 Special Meeting.

As more fully described in the Proxy Statement, at the 2021 Special Meeting, the following matters were submitted to votes of SGRP's stockholders: (i) To consider and vote on a stockholder proposal to increase the size of the Board of Directors by one director if no vacancy on the Board of Directors then exist; (ii) To consider and vote on a stockholder proposal to conditionally repeal the amendments to SGRP's By-Laws that previously reduced the voting requirement for removal of directors to majority of votes cast from a majority of all stockholder shares, and previously increased the requirement for the annual election of directors from a majority of votes cast to a majority of all stockholder shares, which amendment was previously passed at the May 2020 annual stockholders meeting; (iii) To consider and vote on a stockholder proposal to elect James R. Brown, Sr. as a director of the Company; and (iv) To consider, ratify and approve the Board of Directors'' adoption of the 2020 Stock Compensation Plan attached to the Proxy Statement (the "2020 Plan").

See "QUORUM AND VOTING REQUIREMENTS" in the Proxy Statement for the standards applicable in the 2021 Special Meeting.

Results of the four Proposals

(i)     To consider and vote on a stockholder proposal to increase the size of the Board of Directors by one director if no vacancy on the Board of Directors then exist:

For	Against	Abstain

11,900,481	2,300,791	1,088,881

This proposal was approved. However, since three vacancies then existed, passage of this proposal did not affect the current Board size of ten directors, and two vacancies remain.

(ii)      To consider and vote on a stockholder proposal to conditionally repeal the May 2020 Amendment (as more fully described in the Special Meeting Proxy Statement) to SGRP's By-Laws that (among other things) previously reduced the voting requirement for removal of directors to majority of votes cast from a majority of all stockholder shares, and previously increased the requirement for the annual election of directors from a majority of votes cast to a majority of all stockholder shares, which May 2020 Amendment was previously passed at the May 2020 annual stockholders meeting:

For	Against	Abstain

13,221,433	1,980,697	88,023

The proposal was conditioned (as more fully described in the Special Meeting Proxy Statement) upon the determination by (among others) any entity or person that as a result of the approval of the May 2020 Amendment a majority of outstanding shares shall be required to elect a director at a special stockholders meeting instead of a majority of the votes cast.

Delaware counsel and SGRP's management had already made the determination that SGRP cannot have conflicting election standards and a majority of outstanding shares shall be required to elect a director at a special stockholders meeting instead of a majority of the votes cast.

Since that condition had been satisfied, and affirmative vote of a majority of votes cast approved it, the May 2020 Amendment was repealed, thus permitting the election of any director (including James R. Brown, Sr., below) by a majority of votes cast.

(iii)     To consider and vote on a stockholder proposal to elect James R. Brown, Sr. as a director of the Company:

For	Against	Abstain

13,102,124	2,165,535	22,494

Having received a majority of the votes cast, James R. Brown, Sr., was elected as a director of SGRP. See Item 5.02 "Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers", above.

(iv)     To consider, ratify and approve the Board of Directors'' adoption of the 2020 Stock Compensation Plan:

For	Against	Abstain

13,824,637	444,284	1,021,232

Having received the affirmative vote of a majority of votes cast, the 2020 Stock Compensation Plan was approved by stockholders in accordance with Nasdaq rules.

Forward Looking Statements

This Current Report on Form 8-K (this "Current Report") contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Company and its subsidiaries, and this Report has been filed by the Company with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and the Exchange Act, "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and the potential negative effects of the novel coronavirus and COVID-19 pandemic on the Company's business, the By-Laws change, the election of James R. Brown, Sr., as a director, the approval and adoption of the 2020 Stock Compensation Plan and the issuance of the options thereunder, SGRP's newly adopted Stock Repurchase Plan, the Company's potential non-compliance with applicable Nasdaq director independence, bid price or other rules, the departure of the Company's CEO and the search for a replacement, the integration and suitability of the Company's new CFO, the likelihood of finding and hiring a suitable replacement CEO for the Company, repurchases made under the 2021 Stock Repurchase Program, the Company's cash flow or financial condition, the Company's cash flow later this year, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date:	January 22, 2021
By:	/s/ Fay DeVriese
Fay DeVriese, Chief Financial Officer